Exhibit 10.27

Execution Version

TO:	GLAS AMERICAS, as collateral agent for the Secured Parties (in such capacity, the “Agent”)

AND TO:	The Secured Parties

RE:	Amended and Restated Guarantee dated as of May 10, 2019 delivered by NS US Holdings, Inc., Herbal Brands, Inc., Northern Swan International, Inc., Northern Swan Management, Inc. Northern Swan Deutschland Holdings, Inc. and Northern Swan Portugal Holdings, Inc. (collectively, the “Guarantors” and each a “Guarantor”) in favour of and for the benefit of the Agent, as collateral agent for the Secured Parties (as amended, amended and restated, renewed, extended, supplemented, replaced or otherwise modified from time to time, the “Guarantee”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Guarantee.

DATE: December 18, 2020

CONFIRMATION AGREEMENT

WHEREAS, Clever Leaves International Inc. (formerly Northern Swan Holdings, Inc.), a corporation incorporated pursuant to the laws of the Province of British Columbia (the “Issuer”), has, as issuer, issued certain secured convertible notes in favour of each of the Noteholders (as each may be amended, amended and restated, renewed, extended, supplemented, assigned, replaced or otherwise modified from time to time, a “Note” and collectively, the “Notes”);

AND WHEREAS, on March 12, 2020 the Issuer changed its name from Northern Swan Holdings, Inc. to “Clever Leaves International Inc.”;

AND WHEREAS, the Agent, the Issuer, each Guarantor, the other Secured Parties and GLAS USA LLC, as paying agent, among others, have entered into an amended and restated intercreditor and collateral agency agreement dated May 10, 2019 to secure and confirm the relative priority of the obligations owing to present and future Secured Parties;

AND WHEREAS, each of the Guarantors have previously delivered to the Agent, for the benefit Secured Parties, the Guarantee guaranteeing the Guaranteed Obligations;

AND WHEREAS, in connection with a corporate reorganization being completed by the Issuer and certain of its affiliates and subsidiaries (the “Reorganization”), each Guarantor has agreed to execute and deliver this Confirmation Agreement in favour of the Agent for the benefit of the Secured Parties to confirm that the Guarantee and each Loan Document to which it is a party continues in full force and effect and that it is bound by each and every one of the terms and conditions contained in the Guarantee and other Loan Documents and that it will perform all of the provisions of and its obligations under the Guarantee and other Loan Documents notwithstanding the Reorganization;

NOW THEREFORE FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, each of the Guarantors hereby acknowledges, covenants and agrees to and in favour of the Secured Parties as follows:

1)	Each Guarantor hereby confirms, represents and warrants to and in favour of the Secured Parties, and agrees that: (i) the Guarantee is in full force and effect and shall continue to stand as a guarantee of all present and future indebtedness, liabilities and obligations, direct or indirect, absolute or contingent, now or at any time and from time to time hereafter due or owing to the Secured Parties by the Issuer, whether as principal or surety including, without limitation, under or pursuant to the Notes and the other Loan Documents; (ii) each Loan Document to which such Guarantor is a party continues in full force and effect and are legal, valid and binding obligations of such Guarantor, enforceable against such Guarantor in accordance with its terms, subject to laws of general application affecting creditors’ rights and the discretion of the court in awarding equitable remedies; (iii) that the Guaranteed Obligations continue in full force and effect; (iv) the Secured Parties may rely upon the strict wording of the Guarantee, including the waivers of guarantor’s defences contained therein; and (v) the provision of this Confirmation Agreement by the Guarantors shall not imply that the Secured Parties have any duty or have undertaken any course of conduct to inform the Guarantors, or any one of them, of any changes (material or otherwise) which may from time to time occur in respect of the Guaranteed Obligations, the credit extended to the Issuer pursuant to the Notes, the other Loan Documents or the administration thereof.

2)	Notwithstanding the Reorganization and without prejudice to any other provision of this Confirmation Agreement, each Guarantor hereby confirms that no novation of any kind has occurred in respect of the Guaranteed Obligations, the Guarantee or other Loan Documents, any such novation being hereby expressly disclaimed.

3)	Each Guarantor hereby acknowledges and confirms that this Confirmation Agreement shall constitute a “Loan Document” and shall form part of the “Security” under the Notes.

4)	This agreement shall be construed in accordance with the laws of British Columbia and the federal laws of Canada applicable therein. For the purpose of legal proceedings, this agreement shall be deemed to have been made in the said province and to be performed there and the courts of that province shall have non-exclusive jurisdiction over all disputes which may arise under this agreement.

5)	Each of the Guarantors agrees to do, execute and deliver all such further acts, matters, documents and assurances from time to time as the Agent or the other Secured Parties may reasonably require in connection with the Guarantee and foregoing.

6)	This agreement shall be binding on each of the Guarantors and each of their respective successors and permitted assigns and shall enure to the benefit of the Secured Parties and their respective successors and assigns.

7)	This agreement may be executed in any number of counterparts by each of the undersigned, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement; delivery of an executed signature page to this agreement by any of the undersigned by facsimile, PDF or other electronic signature (including DocuSign) shall be as effective as delivery of an original executed copy of this agreement.

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DATED as of the date first indicated on the first page hereof.

Guarantors:	NS US Holdings, Inc.

	By	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
Title:

Herbal Brands, Inc.

	By	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
Title:

Northern Swan International, Inc.

	By	/s/ Kyle Detwiler
	Name:	Kyle Detwiler
Title:

Northern Swan Management, Inc.

By	/s/ Kyle Detwiler
Name:	Kyle Detwiler
Title:

Northern Swan Deutschland Holdings, Inc.

By	/s/ Kyle Detwiler
Name:	Kyle Detwiler
Title:

Northern Swan Portugal Holdings, Inc.

By	/s/ Kyle Detwiler
Name:	Kyle Detwiler
Title: